UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1933

Date of Report: April 30, 2024

(Date of earliest event reported)

Cannonau Corp.

(Exact name of registrant as specified in its charter)

Nevada --------------------------------	333-145876 --------------------------------	84-2870437 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

937 "Old Seneca Turnpike Road

Skaneateles, NY 13252-9318

(Address of principal executive offices)

(Address of principal executive offices) (Zip Code)

(315) 558-3702

---------------------------------------------------------------

(Registrant’s telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant

On April 30, 2024, the Board of Directors of Cannonau Corp., a Nevada corporation (the “Company”), approved the engagement of Boladale Lawal & Co. (“Lawal”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended December 31, 2021, effective immediately, and accepted the resignation of Victor Mokuolu, CPA, PLLV (“Mokuolu”) as the Company's independent registered public accounting firm.  The Company assumed incorrectly that it filed the Form 8-K at that time.

During the quarter ended June 30, 2022 , September 30, 2022, the year ended December 31, 2022, the quarter ended March 31, 2023, June 30, 2023 , September 30, 2023 and the subsequent interim periods through December 31, 2023, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Mokuolu on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mokuolu’s satisfaction, would have caused Boyle to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation SK.

The Company provided Mokuolu a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Mokuolu furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Mokuolu’s letter dated July 17, 2024, is filed as Exhibit 16.1 hereto.

During the years ended December 31, 2022, and the subsequent interim period through December 31, 2023, neither the Company nor anyone acting on its behalf has consulted with Mokuolu regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Mokuolu concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter of Victor Mokuolu, CPA,PLLC, dated July 17, 2024

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cannonau Corp.
(Registrant)

Date: July 18, 2023	By: /s/ Markwin H. Maring
Name Markwin H. Maring Title CEO